Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U. S. C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Amendment No. 2 to the Annual Report on Form 10-K of Wuhan General Group (China), Inc. (the “Company”) for the period ended December 31, 2011 (the “Amended Report”), I, Qi Ruilong, President and Chief Executive Officer of the Company, and I, Carol Pan, Principal Accounting Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

1.           The Amended Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2.           The information contained in the Amended Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 31, 2012	/s/ Qi Ruilong
Qi Ruilong
President and Chief Executive Officer (principal executive officer)

Date: August 31, 2012	/s/ Carol Pan
Carol Pan
Principal Accounting Officer (principal financial and accounting officer)